SUMMARY PROSPECTUS | November 28, 2025

Virtus Reaves Utilities ETF
(Ticker: UTES)

a series of
ETFIS SERIES TRUST I

The Virtus Reaves Utilities ETF (the “Fund”) is an actively managed exchange-traded fund (“ETF”).
Shares of the Fund are listed on NYSE Arca, Inc. (the “Exchange”) and trade at market prices.
The market price for the Fund’s shares may be different from its net asset value per share.

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, shareholder reports and financial statements, statement of additional information (SAI), and other information about the Fund online at www.virtus.com/investor-resources/etf-documents.

You can also get this information at no cost by contacting your financial intermediary (such as a broker-dealer or bank), by calling the Fund at (888) 383-0553, or by sending an e-mail to: virtus.investment.partners@virtus.com.

The Fund’s prospectus and SAI, both dated November 28, 2025 (as each may be amended or supplemented), are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

Virtus Reaves Utilities ETF (the “Fund”) seeks to provide total return through a combination of capital appreciation and income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund (“Shares”). You may incur customary brokerage commissions, and may pay other fees to financial intermediaries, when buying or selling Shares of the Fund, which are not reflected in the table or example set forth below.

Shareholder Fees (fees paid directly from your investment):	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fee[1]	0.49%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.49%

1The management fee is structured as a “unified fee”, out of which W. H. Reaves & Co., Inc. d/b/a Reaves Asset Management, the Fund’s investment sub-adviser, pays all expenses of the Fund (including the management fee paid to the Fund’s investment adviser), except for the following expenses, each of which is paid by the Fund: the management fee paid to the Fund’s sub-adviser; payments under the Fund’s 12b-1 plan (if any); brokerage expenses; acquired fund fees and expenses; taxes; interest; litigation and arbitration expenses; fees for professional services stemming from litigation or arbitration; and other extraordinary expenses of the Fund.

Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$50	$157	$274	$616

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities or other instruments (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the fiscal year ended July 31, 2025, the Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGY

Under normal market conditions, the Fund invests not less than 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of companies in the Utility Sector (“Utility Sector Companies”). The Fund considers a company to be a “Utility Sector Company” if at least 50% of the company’s assets or customers are committed to, or at least 50% of the company’s revenues, gross income or profits derive from, the provision of products, services or equipment for the generation or distribution of electricity, gas or water. The Fund is an actively managed ETF and, thus, does not seek to replicate the performance of a specified index of securities. Instead, it uses an active investment strategy that seeks to meet its investment objective.

W. H. Reaves & Co., Inc. d/b/a Reaves Asset Management, the Fund’s investment sub-adviser (the “Sub-Adviser” or “Reaves Asset Management”), manages the Fund’s assets using a value-based, bottom-up stock selection approach. In making investment decisions, the Sub-Adviser primarily invests in common stocks of Utility Sector Companies that the Sub-Adviser deems to be attractive based on the potential for growth of income and capital appreciation over time. While the Sub-Adviser may consider a number of factors in making investment decisions, the Sub-Adviser generally seeks to acquire Utility Sector Companies that have or reflect one or more of the following characteristics:

•conservative capital structures;

•solid balance sheets;

•history of and/or potential for growing earnings and raising dividends;

•positive catalysts that may unlock value; and/or

•lower-than-market levels of volatility, correlation or similar characteristics.

Although the Fund may invest in foreign Utility Sector Companies, including, without limitation, through investments in American Depositary Receipts (“ADRs”), the Fund will invest primarily in U.S. Utility Sector Companies. The Fund may invest in securities of issuers of any market capitalization.

The Fund’s investments are concentrated in the securities of issuers engaged primarily in utilities-related industries (i.e., Utility Sector Companies).

The Fund is non-diversified, which means that it can invest a greater percentage of its assets in any one issuer than a diversified fund can.

PRINCIPAL RISKS

An investment in the Fund is subject to investment risks; therefore, you may lose money by investing in the Fund. There can be no assurance that the Fund will be successful in meeting its investment objective. Generally, the Fund will be subject to the following principal risks:

Utility Sector Concentration Risk. Concentrating its investments in utilities-related industries may make the Fund particularly susceptible to adverse economic, political or regulatory occurrences and changes affecting utilities and Utility Sector Companies. The utilities sector is generally subject to significant environmental and government regulation and oversight and other regulations. The utilities sector also faces risks related to, among other things, natural disasters, cyber and other attacks, energy price volatility and increased competition. A downturn in utilities related industries would have a larger impact on the Fund than on an investment company that does not concentrate solely in utilities related industries. At times, the performance of Utility Sector Companies may lag the performance of companies in other sectors or industries, or the broader market as a whole. As concentration in the securities of Utility Sector Companies increases, so does the potential for fluctuation in the net asset value (“NAV”) of the Shares.

Equity Securities Risk. The value of the equity securities held by the Fund may be negatively affected by the financial market, industries in which the Fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

Dividend Yield Risk. While the Fund may hold equity securities of companies that have historically paid a dividend, those companies may reduce or discontinue their dividends at any time and for any reason, thus reducing the yield of the Fund. In addition, securities with higher dividend yields can be sensitive to interest rate movements: when interest rates rise, the prices of these securities may tend to fall. Conversely, the prices of higher yielding securities may tend to rise when interest rates fall.

Small and Medium Capitalization Companies Risk. Small and medium-sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium-sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund.

Non-Diversified Fund Risk. The Fund is considered non-diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.

Operational and Technology Risks. Human errors, processing errors, communication errors, systems failures, cybersecurity incidents, and the use of artificial intelligence and machine learning that affect the Fund’s service providers, may result in losses for the Fund and its shareholders or may impair the Fund’s operations. While the Fund’s service providers are required to have appropriate operational, information security and cybersecurity risk management policies and procedures, their methods of risk management may differ from those of the Fund. Operational and technology risks for the issuers in which the Fund invests could also result in material adverse consequences for such issuers and may cause the Fund’s investments in such issuers to lose value.

Foreign Investments Risk. Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk. Additionally, to the extent that the underlying assets of the Fund trade on an exchange that is closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying asset and stale asset pricing (i.e., the last quote from the foreign exchange market), resulting in premiums or discounts to NAV that are greater than those experienced by other ETFs.

Depositary Receipts Risk. Investments in foreign companies through depositary receipts may expose the Fund to the same risks as direct investments in securities of foreign issuers.

Market Risk. The value of the securities in the Fund may go up or down (sometimes significantly) in response to the prospects of individual companies and/or general economic conditions, including local, regional or global events.

Active Management Risk. The Fund is actively managed and its performance reflects the investment decisions that the Sub-Adviser makes for the Fund. The Sub-Adviser’s judgments about the attractiveness and potential appreciation of a security may prove to be inaccurate and may not produce the desired results.

ETF Risks. The Fund is an ETF and, as a result of this structure, is exposed to the following risks, among others:

•Authorized Participant Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants, none of which are obligated to engage in creation or redemption transactions. To the extent these Authorized Participants exit the business or are unable or unwilling to process creation and/or redemption orders (either because of valuation difficulties or for other reasons), and no other Authorized Participant is able or willing to step forward to process creation and/or redemption orders, in either of these cases, Shares of the Fund may trade at a discount to NAV and possibly face delisting.

•Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions and bid/ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

•Fluctuation of NAV; Unit Premiums and Discounts. The NAV of the Shares will generally fluctuate with changes in the market value of the Fund’s securities holdings, and it cannot be predicted whether Shares will trade below, at or above their NAV. If an investor purchases Shares at a time when the market price is at a premium to the NAV of the Shares or sells at a time when the market price is at a discount to the NAV of the Shares, then the investor may sustain losses that are in addition to any losses caused by a decrease in NAV.

•No Assurance of Active Trading Market Risk. Although the Shares in the Fund are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for the Shares of the Fund. In times of market stress, market makers or Authorized Participants may step away from their respective roles in making a market in the Fund’s Shares, which could lead to wider bid/ask spreads and variances between the market price of the Fund’s Shares and their underlying value.

•Fund Shares Liquidity Risk. In stressed market conditions, the market for an ETF’s shares may become less liquid in response to deteriorating liquidity in the markets for the ETF’s underlying portfolio holdings, which can result in wider bid/ask spreads and differences between the ETF’s NAV and market price.

PERFORMANCE INFORMATION

The bar chart and table shown below provide some indication of the risks of investing in the Fund by showing changes in the performance of the Fund from year to year and by showing how the Fund’s average annual returns for one year, five years and since inception compared with a broad-based index and a style-specific index (one reflecting the market segments in which the Fund invests), in that order. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information for the Fund may be obtained by calling the Fund at (888) 383-0553.

•During the periods shown in the bar chart, the highest return for a calendar quarter was 23.72% (quarter ended 09/30/24).

•During the periods shown in the bar chart, the lowest return for a calendar quarter was (14.17)% (quarter ended 3/31/2020).

The Fund’s year-to-date return was 32.01% as of September 30, 2025.

Average Annual Total Returns (For the Periods Ended December 31, 2024)	1 Year	5 Year	Since Inception[1]
Before taxes	45.30%	11.57%	13.24%
After taxes on distributions[2]	44.70%	11.00%	12.59%
After taxes on distributions and sale of shares[2]	27.13%	9.07%	10.81%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	25.02%	14.53%	14.74%
S&P 500 Utilities Index (reflects no deduction for fees, expenses or taxes)	23.43%	6.61%	10.20%

1The Fund commenced operations on September 23, 2015.

2After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

MANAGEMENT OF THE FUND

Investment Adviser and Sub-Adviser

Virtus Investment Advisers, LLC (the “Adviser”) is the Fund’s investment adviser. ETFis Series Trust I (the “Trust”) and the Adviser have engaged Reaves Asset Management as the Fund’s sub-adviser to manage the Fund’s investments, subject to the oversight and supervision of the Adviser and the Board of Trustees of the Trust (the “Board”).

Portfolio Managers

The following employees of the Sub-Adviser are the Fund’s portfolio managers, each of whom is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio: John P. Bartlett, CFA, and Joseph (Jay) Rhame, III, CFA, who have served since the inception of the Fund’s operations in September 2015, and Rodney Rebello, who has served since November 2024.

PURCHASE AND SALE OF FUND SHARES

The Fund generally issues and redeems Shares on a continuous basis, at NAV, in aggregate blocks of Shares or multiples thereof (“Creation Units”). The Fund’s Creation Units may be issued and redeemed only by certain large institutions, referred to as “Authorized Participants”, that enter into agreements with the Fund’s principal underwriter. Retail investors may acquire and sell Shares only on the Exchange through a broker-dealer. Shares of the Fund will trade on the Exchange at market price rather than NAV. As such, Shares may trade at a price greater than NAV (premium) or less than NAV (discount). Investors may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (bid) and the lowest price a seller is willing to accept for Shares (ask) when buying or selling Shares in the secondary market (the “bid-ask spread”). Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.virtusetfs.com.

TAX INFORMATION

The Fund’s distributions generally are taxed as ordinary income, capital gains or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from such arrangement.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser, the Sub-Adviser or their respective affiliates may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.